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                                                                   Exhibit 10.10

                      [KIRKPATRICK & LOCKHART LETTERHEAD]


                               December 16, 2002

Dr. Robert Mehrabian
5388 Baseline Avenue
Santa Ynez, CA 93460-9346

Dear Robert:

            This letter is written to confirm that your "Base Salary" for all purposes of the Amended and Restated Employment Agreement dated as of April 25, 2001, with Teledyne Technologies Incorporated is $590,000.


                                        Sincerely,


                                        C. J. Queenan Jr.

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